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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                               October 14, 1998
                       (Date of Earliest Event Reported)


      AIRPLANES LIMITED                         AIRPLANES U.S. TRUST

(Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                  Agreement)


      Jersey, Channel Islands                   Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

      33-99970-01                               13-3521640
      (Commission File                          (IRS Employer
      Number)                                   Identification No.)


      Airplanes Limited                         Airplanes U.S. Trust
      22 Grenville Street                       1100 North Market Street
      St. Helier                                Rodney Square North
      Jersey, JE4 8PX                           Wilmington, Delaware
      Channel Islands                           19890-0001
      (011 44 1534 609 000)                     (1-302-651-1000)

      (Addresses and Telephone Numbers, Including Area Codes, of
              Registrants' Principal Executive Offices)

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Item 5. Other Events


       Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated October 14, 1998, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.







                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                AIRPLANES LIMITED


Date: October 14, 1998                          /s/ Roy M. Dantzic*
                                                --------------------
                                                Director and Officer



Date: October 14, 1998                          AIRPLANES U.S. TRUST


                                                /s/ Roy M . Dantzic*
                                                --------------------
                                                Controlling Trustee
                                                and Officer


                                                *By: /s/ Patrick H. Blaney
                                                --------------------------
                                                Attorney-in-Fact







                                 EXHIBIT INDEX

Exhibit A - Report to Certificateholders
Exhibit B - Power of Attorney for Airplanes Limited
Exhibit C - Power of Attorney for Airplanes U.S. Trust